LORD ABBETT  [LOGO]


2001 Annual Report


Lord Abbett Growth Opportunities Fund




FOR THE YEAR ENDED NOVEMBER 30, 2001

LORD ABBETT GROWTH OPPORTUNITIES FUND ANNUAL REPORT
FOR THE YEAR ENDED NOVEMBER 30, 2001

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of Lord Abbett Growth Opportunities Fund's strategies and performance for the fiscal year ended November 30, 2001. On this and the following pages, we discuss the factors that influenced performance. As you may notice, we have reformatted our Shareholder Reports. By producing these reports in a more efficient manner, we anticipate this will benefit both our current and future shareholders.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

                                          BEST REGARDS,

                                          /s/ Robert S. Dow

                                          ROBERT S. DOW
                                          CHAIRMAN

--------------------------------------------------------------------------------
Q. HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2001?

A. For the fiscal year ended November 30, 2001, Lord Abbett Growth Opportunities Fund returned -8.87%(1) outperforming the Russell MidCap(R) Growth Index(2) which returned -19.02%. Please refer to page 3 for standardized returns.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. During the last twelve months, the Fund's positions in stocks of companies in the healthcare sector contributed to relative performance. Our overweight position and stock selection in this sector helped our outperformance relative to the Index. In particular, the portfolio benefited from our decision to invest in stocks of generic drug companies. We initiated this action in early 1999 and a favorable legislative climate has created an extremely positive investment environment in the sector. The Fund benefited from holdings in the consumer staples sector. More specifically, our exposure to the natural foods supermarket industry helped the Fund's performance.

     Lastly, our decision to underweight technology, due to weak fundamentals has continued to help our relative returns.

     The Fund's holdings within the financial sector hurt performance relative to the Index. With the worries of an economic downturn appearing to worsen, credit-sensitive securities detracted from performance.

Q. WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE REPORTING PERIOD?

A. In the last twelve months, successive interest rate cuts by the Federal Reserve Board (the Fed), coupled with numerous negative earnings reports by a large number of companies, steered many investors back to the mid-cap area, where a lower interest-rate environment can make it easier for companies to finance rapid growth. While value stocks have been favored year-to-date, trading activity during the quarter indicated a renewed interest and rotation back towards some of the beaten-up growth stocks that suffered despite attractive underlying fundamentals. Investors gravitated heavily towards stocks of mid-cap growth companies that could offer faster growth than most large-cap companies and less operational and liquidity risk than many small-cap companies.

     As the year continued, manufacturing activity slowed and August labor data showed an unemployment rate of 4.9%, the highest level since September 1997. Experts worried that rising unemployment would hurt consumer confidence and ultimately consumer spending, which had been the backbone of the economy for much of the year. The events of September 11 have pushed down consumer confidence but overall consumer spending still remains stronger than expected by the consensus.

Q. WHAT IS THE GENERAL ECONOMIC OUTLOOK GOING FORWARD?

A. We feel the second half of 2002 should begin a period of improved growth for the U.S. economy. Since stocks generally discount future events at least six to nine months in advance, we believe that equities will continue to advance from current levels. We are excited about the long-term growth opportunities in the portfolio, and we expect to benefit from a revitalized economy over the next two to three years.

Q. HOW IS THE FUND POSITIONED BASED ON THIS OUTLOOK?

A. We are encouraged by the Fed's aggressive actions, but continue to be concerned with high valuations in many areas of the market. We believe that favorable company news has, in many cases, already been discounted in some stock prices. Therefore, in-depth company research and bottom-up stock picking will continue to be of paramount importance. However, we believe we will continue to see enthusiasm for the mid-cap segment over the long term, where investors can find faster growing companies at lower levels of risk.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended November 30, 2001.

(2) Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. An investor cannot invest directly in an index.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: The Fund invests primarily in mid-cap growth company stocks which tend to be more volatile and can be less liquid than other types of stocks. Mid-cap companies typically experience a higher risk of failure than large-cap companies. These factors can affect Fund performance.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap(R) Index, Russell Midcap(R) Growth Index Index and the S&P Mid-Cap 400 Index, assuming reinvestment of all dividends and distributions.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                    The Fund (Class A shares)   The Fund (Class A shares)     Russell Midcap(R)    Russell Midcap(R)   S&P Mid-Cap
                       at net asset value      at maximum offering price(1)       Index(2)          Growth Index(2)    400 Index(2)
    August 1, 95            $10,000                      $9,425                   $10,000              $10,000           $10,000
          Nov 95            $10,180                      $9,595                   $10,655              $10,524           $10,372
              96            $13,011                     $12,263                   $12,885              $12,581           $12,207
              97            $16,771                     $15,807                   $16,012              $14,962           $15,475
              98            $17,727                     $16,708                   $17,111              $16,190           $17,731
              99            $26,598                     $25,069                   $19,684              $23,042           $25,075
              00            $27,276                     $25,708                   $21,542              $22,662           $28,350
              01            $24,857                     $23,428                   $21,034              $18,351           $26,374

                              FISCAL YEAR-END 11/30
               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2001

                                 1 YEAR           5 YEARS      LIFE OF FUND
CLASS A(3)                      -14.11%            12.49%       14.39%
CLASS B(4)                      -13.97%                --       17.08%
CLASS C(5)                      -10.36%                --       16.72%
CLASS P(6)                       -8.84%                --      -14.54%
CLASS Y(7)                       -8.62%                --       19.66%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged indices do not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on July 31, 1995.

(3) The Class A shares were first offered on August 1, 1995. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2001, using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on October 16, 1998. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of class).

(5) The Class C shares were first offered on October 19, 1998. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of class).

(6) The Class P shares commenced operations on August 15, 2000. Performance is at net asset value.

(7) The Class Y shares were first offered October 15, 1998. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2001

                                                                             VALUE
INVESTMENTS                                                 SHARES            (000)
-----------------------------------------------------------------------------------
COMMON STOCKS 95.06%

ADVERTISING AGENCY 0.70%
Lamar Advertising Co.*                                      63,600         $ 2,356
                                                                         ---------
BANKS 0.46%
Zions Bancorp.                                              32,000           1,545
                                                                         ---------
BEVERAGE: SOFT DRINKS 0.39%
Pepsi Bottling Group, Inc.                                  29,400           1,307
                                                                         ---------
BIOTECHNOLOGY RESEARCH & PRODUCTION 4.31%
Aviron*                                                     52,300           1,938
Celgene Corp.*                                              44,400           1,549
Cell Therapeutics, Inc.*                                    48,500           1,327
Cephalon, Inc.*                                             14,500           1,055
COR Therapeutics, Inc.*                                    104,500           2,194
Enzon, Inc.*                                                76,200           4,466
Genzyme Corp.*                                              35,400           1,933
                                                                         ---------
TOTAL                                                                       14,462
                                                                         ---------
CABLE TELEVISION SERVICES 1.20%
Charter
Communications, Inc.*                                      261,100           4,016
                                                                         ---------
CASINOS & GAMBLING 0.88%
International Game
Technology*                                                 47,700           2,957
                                                                         ---------
COMMUNICATIONS & MEDIA 0.55%
Gemstar-TV Guide
Int'l., Inc.*                                               66,300           1,838
                                                                         ---------
COMMUNICATIONS TECHNOLOGY 3.21%
CSG Systems Int'l., Inc.*                                   58,700           1,817
L-3 Communications
Holdings, Inc.*                                             62,700           5,228
Symbol Technologies, Inc.                                   60,700           1,009
UTStarcom, Inc.*                                           113,900           2,726
                                                                         ---------
TOTAL                                                                       10,780
                                                                         ---------
COMPUTER SERVICES SOFTWARE & SYSTEMS 8.21%
Cadence Design
Systems, Inc.*                                             171,500         $ 4,090
Informatica Corp.*                                         146,700           1,953
Interwoven, Inc.*                                          226,800           2,037
Intuit, Inc.*                                              112,500           4,939
Manhattan Associates, Inc.*                                 96,400           2,919
PeopleSoft, Inc.*                                           57,400           2,004
Peregrine Systems, Inc.*                                   160,000           2,488
Symantec Corp.*                                             51,100           3,320
VeriSign, Inc.*                                             77,100           2,880
Wind River Systems, Inc.*                                   55,600             956
                                                                         ---------
TOTAL                                                                       27,586
                                                                         ---------
COMPUTER TECHNOLOGY 1.18%
Advanced Digital
Information Corp.*                                         142,200           2,226
RSA Security, Inc.*                                        109,700           1,744
                                                                         ---------
TOTAL                                                                        3,970
                                                                         ---------
CONSUMER ELECTRONICS 3.26%
EarthLink, Inc.*                                           295,900           4,379
Electronic Arts, Inc.*                                      60,200           3,640
Harman International Industries, Inc.                       68,900           2,940
                                                                         ---------
TOTAL                                                                       10,959
                                                                         ---------
DIVERSIFIED MANUFACTURING 0.44%
American Standard
Cos., Inc.*                                                 23,400           1,486
                                                                         ---------
DRUG & GROCERY STORE CHAINS 0.10%
Whole Foods Market, Inc.*                                    8,000             343
                                                                         ---------
DRUGS & PHARMACEUTICALS 11.29%
Amerisource Bergen Corp.                                   110,524           6,575
Andrx Group*                                                27,000           1,993
Barr Laboratories, Inc.*                                    73,600           5,376
Biovail Corp.*                                              71,300           3,901


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2001

                                                                             VALUE
INVESTMENTS                                                 SHARES            (000)
-----------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                                  147,600         $ 4,396
IVAX Corp.*                                                259,612           5,348
SICOR, Inc.*                                               300,100           5,066
Teva Pharmaceutical Industries Ltd. ADR                     89,900           5,259
                                                                         ---------
TOTAL                                                                       37,914
                                                                         ---------
EDUCATION SERVICES 0.47%
Education Management
Corp.*                                                      42,700           1,571
                                                                         ---------
ELECTRONICS 0.34%
Semtech Corp.*                                              29,500           1,136
                                                                         ---------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 2.62%
Celestica, Inc.*                                            62,300           2,635
Intersil Corp.*                                             81,100           2,710
Microchip Technology, Inc.*                                 44,800           1,618
RF Mirco Devices, Inc.*                                     76,200           1,847
                                                                         ---------
TOTAL                                                                        8,810
                                                                         ---------
ENERGY: MISCELLANEOUS 0.73%
Calpine Corp.*                                             113,700           2,451
                                                                         ---------
FINANCE COMPANIES 0.89%
Capital One Financial Corp.                                 59,800           2,992
                                                                         ---------
FINANCE: MISCELLANEOUS 1.08%
Ambac Financial
Group, Inc.                                                 64,900           3,640
                                                                         ---------
FINANCE: SMALL LOAN 0.51%
AmeriCredit Corp.*                                          74,300           1,716
                                                                         ---------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 4.11%
Affiliated Computer
Services, Inc.*                                             33,400           3,119
Concord EFS, Inc.*                                         168,600           5,055
Sungard Data Systems, Inc.*                                200,200           5,617
                                                                         ---------
TOTAL                                                                       13,791
                                                                         ---------
HEALTH & PERSONAL CARE 2.70%
McKesson Corp.*                                            149,600         $ 5,576
Province Healthcare Co.*                                   119,700           3,507
                                                                         ---------
TOTAL                                                                        9,083
                                                                         ---------
HEALTHCARE FACILITIES 3.18%
Laboratory Corp. of
America Holdings*                                           99,400           7,644
Triad Hospitals, Inc.*                                     109,700           3,044
                                                                         ---------
TOTAL                                                                       10,688
                                                                         ---------
HEALTHCARE MANAGEMENT SERVICES 5.88%
Anthem, Inc.*                                              119,600           6,082
Caremark Rx, Inc.*                                         554,200           8,313
UnitedHealth Group, Inc.                                    74,800           5,345
                                                                         ---------
TOTAL                                                                       19,740
                                                                         ---------
INSURANCE: MULTI-LINE 1.69%
Arthur J. Gallagher & Co.                                  155,700           5,683
                                                                         ---------
INSURANCE: PROPERTY-CASUALTY 5.50%
HCC Insurance
Holdings, Inc.                                             257,300           7,030
RenaissanceRe Holdings Ltd.                                 59,800           5,731
XL Capital Ltd. Class A                                     61,500           5,718
                                                                         ---------
TOTAL                                                                       18,479
                                                                         ---------
MACHINERY: OIL WELL EQUIPMENT & SERVICES 1.69%
BJ Services Co.*                                            57,300           1,596
Nabors Industries, Inc.*                                    59,800           1,884
Weatherford Int'l., Inc.*                                   65,700           2,199
                                                                         ---------
TOTAL                                                                        5,679
                                                                         ---------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 3.41%
Cytyc Corp.*                                               149,700           3,659
Henry Schein, Inc.*                                         81,700           3,284


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2001

                                                                             VALUE
INVESTMENTS                                                 SHARES            (000)
-----------------------------------------------------------------------------------
St. Jude Medical, Inc.*                                     37,500         $ 2,794
Thoratec Corp.*                                            100,100           1,702
                                                                         ---------
TOTAL                                                                       11,439
                                                                         ---------
MULTI-SECTOR COMPANIES 0.79%
Thermo Electron Corp.*                                     122,400           2,656
                                                                         ---------
OIL: CRUDE PRODUCERS 1.86%
Apache Corp.                                                52,100           2,396
XTO Energy, Inc.                                           237,600           3,861
                                                                         ---------
TOTAL                                                                        6,257
                                                                         ---------
RADIO & TV BROADCASTERS 0.47%
XM Satellite Radio
Holdings, Inc. Class A*                                    136,100           1,577
                                                                         ---------
RESTAURANTS 2.47%
CBRL Group, Inc.                                           229,400           5,926
CEC Entertainment, Inc.*                                    64,200           2,388
                                                                         ---------
TOTAL                                                                        8,314
                                                                         ---------
RETAIL 8.43%
Barnes & Noble, Inc.*                                      166,900           5,157
Bed Bath & Beyond, Inc.*                                    52,100           1,692
Best Buy Co., Inc.*                                         46,100           3,291
CDW Computer Centers, Inc.*                                 30,900           1,687
Michaels Stores, Inc.*                                     230,000           6,912
Pier 1 Imports, Inc.                                       178,400           2,580
Staples, Inc.*                                              64,400           1,133
Ticketmaster*                                              157,100           2,526
Williams-Sonoma, Inc.*                                      86,200           3,350
                                                                         ---------
TOTAL                                                                       28,328
                                                                         ---------
SERVICES: COMMERCIAL 3.13%
Convergys Corp.*                                            80,100           2,662
Iron Mountain, Inc.*                                       114,200           4,945
West Corp.*                                                115,600           2,895
                                                                         ---------
TOTAL                                                                       10,502
                                                                         ---------
TELECOMMUNICATIONS EQUIPMENT 0.91%
Crown Castle Int'l. Corp.*                                 280,700         $ 3,057
                                                                         ---------
UTILITIES: CABLE TV & RADIO 1.68%
Adelphia Communications Corp.*                             113,500           2,850
Mediacom Communications Corp.*                             180,300           2,784
                                                                         ---------
TOTAL                                                                        5,634
                                                                         ---------
UTILITIES: GAS DISTRIBUTORS 1.58%
Kinder Morgan, Inc.                                        108,700           5,319
                                                                         ---------
UTILITIES: GAS PIPELINES 0.96%
Dynegy, Inc. Class A                                       106,300           3,226
                                                                         ---------
UTILITIES: TELECOMMUNICATIONS 1.39%
Broadwing, Inc.*                                            82,100             782
Nextel Communications, Inc.*                               152,200           1,631
Western Wireless Corp.*                                     91,200           2,241
                                                                         ---------
TOTAL                                                                        4,654
                                                                         ---------
WHOLESALERS 0.41%
Tech Data Corp.*                                            29,600           1,365
                                                                         ---------
TOTAL COMMON STOCKS
(Cost $307,398,210)                                                        319,306
                                                                         =========
                                                         PRINCIPAL
                                                            AMOUNT
                                                             (000)
                                                         ---------
SHORT TERM INVESTMENT 3.19%

COMMERCIAL PAPER 3.19%
UBS PaineWebber
2.15% due 12/3/2001
(Cost $10,703,722)                                         $10,704          10,704
                                                                         ---------
TOTAL INVESTMENTS 98.25%
(Cost $318,101,932)                                                       $330,010
                                                                         =========

  *     Non-Income producing security.
ADR     American Depository Receipt.


                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001

ASSETS:
   Investments in securities, at value (cost $318,101,932)              $330,010,396
   Cash                                                                      163,641
   Receivables:
     Interest and dividends                                                   92,978
     Investment securities sold                                            4,544,303
     Capital shares sold                                                   6,046,526
   Prepaid expenses                                                           22,466
------------------------------------------------------------------------------------
   TOTAL ASSETS                                                          340,880,310
------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                       4,069,230
     Capital shares reacquired                                               279,290
     Management fee                                                          235,044
     12b-1 distribution fees                                                 178,906
     Directors' fees                                                             348
   Accrued expenses                                                          231,151
------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                       4,993,969
====================================================================================
NET ASSETS                                                              $335,886,341
====================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          376,752,799
Accumulated net investment loss                                           (1,021,570)
Accumulated net realized loss on investments                             (51,753,352)
Net unrealized appreciation on investments                                11,908,464
------------------------------------------------------------------------------------
NET ASSETS                                                              $335,886,341
====================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                          $213,580,439
Class B Shares                                                          $ 69,738,080
Class C Shares                                                          $ 52,271,812
Class P Shares                                                          $    294,025
Class Y Shares                                                          $      1,985

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                            12,223,382
Class B Shares                                                             4,064,064
Class C Shares                                                             3,047,049
Class P Shares                                                                16,771
Class Y Shares                                                               112.775

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
(NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                $17.47
Class A Shares-Maximum offering price
(Net asset value plus sales charge 5.75%)                                     $18.54
Class B Shares-Net asset value                                                $17.16
Class C Shares-Net asset value                                                $17.15
Class P Shares-Net asset value                                                $17.53
Class Y Shares-Net asset value                                                $17.60


                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended November 30, 2001

INVESTMENT INCOME:
Dividends                                                                 $  523,837
Interest                                                                     223,028
Foreign withholding tax                                                       (5,279)
-------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      741,586
-------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                             2,777,088
12b-1 distribution plan-Class A                                              695,224
12b-1 distribution plan-Class B                                              685,691
12b-1 distribution plan-Class C                                              515,265
12b-1 distribution plan-Class P                                                  680
Shareholder servicing                                                        983,011
Reports to shareholders                                                      176,556
Registration                                                                 157,669
Professional                                                                  42,372
Directors' fees                                                                9,255
Custody                                                                        5,639
Other                                                                         40,880
------------------------------------------------------------------------------------
Gross expenses                                                             6,089,330
   Expense reductions                                                        (10,926)
------------------------------------------------------------------------------------
NET EXPENSES                                                               6,078,404
------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                       (5,336,818)
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS:
Net realized loss on investments                                         (30,381,967)
Net change in unrealized appreciation/depreciation on investments          5,178,891
====================================================================================
NET REALIZED AND UNREALIZED LOSS                                         (25,203,076)
====================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(30,539,894)
====================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             YEAR ENDED                    YEAR ENDED
INCREASE IN NET ASSETS                                NOVEMBER 30, 2001             NOVEMBER 30, 2000
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment loss                                        $ (5,336,818)                $ (3,340,320)
Net realized loss on investments                            (30,381,967)                 (22,235,257)
Net change in unrealized
 appreciation/depreciation on investments                     5,178,891                   (4,085,872)
----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        (30,539,894)                 (29,661,449)
====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                            -                      (31,424)
   Class Y                                                            -                           (6)
Net realized gain
   Class A                                                            -                     (462,974)
   Class B                                                            -                     (127,732)
   Class C                                                            -                      (98,035)
   Class Y                                                            -                          (30)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   -                     (720,201)
====================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                           199,291,501                  311,699,581
Reinvestment of distributions                                         -                      705,953
Cost of shares reacquired                                  (123,153,800)                 (51,382,838)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                 76,137,701                  261,022,696
====================================================================================================
NET INCREASE IN NET ASSETS                                   45,597,807                  230,641,046
====================================================================================================
NET ASSETS:
Beginning of year                                           290,288,534                   59,647,488
----------------------------------------------------------------------------------------------------
END OF YEAR                                                $335,886,341                 $290,288,534
====================================================================================================
ACCUMULATED NET INVESTMENT LOSS                            $ (1,021,570)                 $  (878,633)
====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED 11/30
                                                  ---------------------------------------------------------------------------
                                                   2001              2000            1999               1998             1997
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                $19.17            $18.89         $12.58              $16.18           $12.84
                                                  ======            ======         ======              ======           ======
Investment operations
  Net investment income (loss)                      (.28)(a)          (.25)(a)        .04(a)              .15              .23
  Net realized and unrealized gain (loss)          (1.42)              .73           6.27                 .09             3.39
                                                  ------            ------         ------              ------           ------
    Total from investment operations               (1.70)              .48           6.31                 .24             3.62
                                                  ------            ------         ------              ------           ------
Distributions to shareholders from:
  Net investment income                             -                 (.01)            -                 (.37)            (.28)
  Net realized gain                                 -                 (.19)            -                (3.47)               -
                                                  ------            ------         ------              ------           ------
    Total distributions                             -                 (.20)            -                (3.84)            (.28)
                                                  ------            ------         ------              ------           ------
NET ASSET VALUE, END OF YEAR                      $17.47            $19.17         $18.89              $12.58           $16.18
                                                  ======            ======         ======              ======           ======
Total Return (b)                                   (8.87)%            2.55%         50.04%               5.71%           28.90%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including waiver
  and expense reductions                            1.72%             1.49%           .41%                .02%               -

  Expenses, excluding waiver
  and expense reductions                            1.72%             1.61%          1.64%               1.60%            1.58%

  Net investment income (loss)                     (1.48)%           (1.18)%          .25%               1.14%            1.69%


                                                                              YEAR ENDED 11/30
                                                  ----------------------------------------------------------------------------
 SUPPLEMENTAL DATA:                                2001              2000            1999               1998             1997
 =============================================================================================================================
 Net assets, end of year (000)                  $213,580          $175,077        $40,252              $4,192           $1,672
 Portfolio turnover rate                          101.15%           112.57%        104.87%             136.81%           52.86%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 11/30                     10/16/1998(d)
                                                                  ==============================================          TO
                                                                     2001             2000              1999          11/30/1998
 PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
 NET ASSET VALUE, BEGINNING OF PERIOD                               $18.95           $18.78            $12.57           $10.41
                                                                    ======           ======            ======           ======
 Investment operations
   Net investment loss                                                (.39)(a)         (.39)(a)          (.06)(a)            -(e)
   Net realized and unrealized gain (loss)                           (1.40)             .75              6.27             2.16
                                                                    ------           ------            ------           ------
     Total from investment operations                                (1.79)             .36              6.21             2.16
                                                                    ------           ------            ------           ------
 Distributions to shareholders
   from net realized gain                                                -             (.19)                -                -
                                                                    ------           ------            ------           ------
 NET ASSET VALUE, END OF PERIOD                                     $17.16           $18.95            $18.78           $12.57
                                                                    ======           ======            ======           ======
 Total Return (b)                                                    (9.45)%           1.96%            49.32%           20.75%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and
   expense reductions                                                 2.35%            2.11%             1.07%             .13%(c)

   Expenses, excluding waiver
   and expense reductions                                             2.35%            2.23%             2.30%             .34%(c)

   Net investment loss                                               (2.11)%          (1.82)%            (.40)%           (.08)%(c)
                                                                                YEAR ENDED 11/30                     10/16/1998(d)
                                                                  ==============================================          TO
 SUPPLEMENTAL DATA:                                                  2001             2000              1999          11/30/1998
=================================================================================================================================
 Net assets, end of period (000)                                   $69,738          $65,510           $10,954             $229
 Portfolio turnover rate                                            101.15%          112.57%           104.87%          136.81%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 11/30                     10/19/1998(d)
                                                                  ==============================================          TO
                                                                     2001             2000              1999          11/30/1998
=================================================================================================================================
 PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
 NET ASSET VALUE, BEGINNING OF PERIOD                               $18.94           $18.76            $12.59           $10.70
                                                                    ======           ======            ======           ======

 Investment operations
   Net investment loss                                                (.39)(a)         (.38)(a)          (.06)(a)            -(e)
   Net realized and unrealized gain (loss)                           (1.40)             .75              6.23             1.89
                                                                    ------           ------            ------           ------
     Total from investment operations                                (1.79)             .37              6.17             1.89
                                                                    ------           ------            ------           ------
 Distributions to shareholders
   from net realized gain                                                -             (.19)                -                -
                                                                    ------           ------            ------           ------
 NET ASSET VALUE, END OF PERIOD                                     $17.15           $18.94            $18.76           $12.59
                                                                    ======           ======            ======           ======
 Total Return (b)                                                    (9.45)%           1.96%            49.01%           17.66%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver
   and expense reductions                                             2.37%            2.11%             1.07%             .13%(c)

   Expenses, excluding waiver
   and expense reductions                                             2.37%            2.23%             2.30%             .34%(c)

   Net investment loss                                               (2.14)%          (1.81)%            (.40)%           (.10)%(c)
                                                                                YEAR ENDED 11/30                     10/19/1998(d)
                                                                  ==============================================          TO
 SUPPLEMENTAL DATA:                                                  2001             2000              1999          11/30/1998
=================================================================================================================================
 Net assets, end of period (000)                                   $52,272          $49,656           $8,438             $302
 Portfolio turnover rate                                            101.15%          112.57%          104.87%          136.81%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                             8/15/2000(d)
                                                                        YEAR ENDED               TO
                                                                        11/30/2001           11/30/2000
 PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $19.23             $21.48
                                                                           ======             ======
 Investment operations
   Net investment loss                                                       (.28)(a)           (.09)(a)
   Net realized and unrealized loss                                         (1.42)             (2.16)
                                                                           ------             ------
     Total from investment operations                                       (1.70)             (2.25)
                                                                           ------             ------
 NET ASSET VALUE, END OF PERIOD                                            $17.53             $19.23
                                                                           ======             ======
 Total Return (b)                                                           (8.84)%          $(10.47)%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense reductions                                    1.80%               .45%(c)

   Expenses, excluding expense reductions                                    1.80%               .49%(c)

   Net investment loss                                                      (1.52)%             (.44)%(c)

                                                                                             8/15/2000(d)
                                                                        YEAR ENDED               TO
 SUPPLEMENTAL DATA:                                                     11/30/2001           11/30/2000
=========================================================================================================
 Net assets, end of period (000)                                             $294                $44
 Portfolio turnover rate                                                   101.15%            112.57%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                           YEAR ENDED                12/9/1998(d)
                                                                  ===========================             TO
                                                                     2001              2000           11/30/1999
 PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
 NET ASSET VALUE, BEGINNING OF PERIOD                               $19.26            $18.94             $12.76
                                                                  ========          ========           ========
 Investment operations
   Net investment income (loss)                                       (.23)(a)          (.14)(a)            .09(a)
   Net realized and unrealized gain (loss)                           (1.43)              .69               6.09
                                                                  --------          --------           --------
     Total from investment operations                                (1.66)              .55               6.18
                                                                  --------          --------           --------
 Distributions to shareholders from:
   Net investment income                                                 -              (.04)                 -
   Net realized gain                                                     -              (.19)                 -
                                                                  --------          --------           --------
     Total distributions                                                 -              (.23)                 -
                                                                  --------          --------           --------
 NET ASSET VALUE, END OF PERIOD                                     $17.60            $19.26             $18.94
                                                                  ========          ========           ========

 Total Return (b)                                                    (8.62)%            2.89%             48.43%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and
   expense reductions                                                 1.35%             1.11%               .06%(c)

   Expenses, excluding waiver and
   expense reductions                                                 1.35%             1.23%              1.27%(c)

   Net investment income (loss)                                      (1.10)%            (.66)%              .62%(c)

                                                                       YEAR ENDED 11/30             12/9/1998(d)
                                                                  ===========================            TO
SUPPLEMENTAL DATA:                                                  2001              2000           11/30/1999
================================================================================================================
 Net assets, end of period (000)                                        $2                $2                 $3
 Portfolio turnover rate                                            101.15%           112.57%            104.87%

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Commencement of offering of class shares.
(e)  Amount represents less than $.01.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on April 6, 1992. The Company consisted of three separate portfolios ("Funds"). Effective December 17, 2001, a fourth fund was added to the Company. This report covers one of the Funds--Lord Abbett Growth Opportunities Fund. The Fund is diversified as defined under the Investment Company Act of 1940 (the "Act"). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual Fund are allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Fund has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on average daily net assets at an annual rate of 0.90%.

12b-1 PLANS

The Fund has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                           CLASS A          CLASS B              CLASS C          CLASS P
--------------------------------------------------------------------------------------------
Service                          .25%             .25%        up to .25%(3)             .20%
Distribution                     .10%(1)(2)       .75%        up to .75%(3)             .25%
Quarterly service fee               -                -        up to .25%(4)                -
Quarterly distribution fee          -                -        up to .75%(4)                -

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) In addition, the Fund pays an incremental marketing expense of approximately .03% of average net assets of Class A.

(3) Paid at the time such shares are sold, and generally amortized over a one-year period.

(4) Paid at each quarter-end after the first anniversary of the sale of such shares.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Fund after concessions were paid to authorized dealers for the year ended November 30, 2001:

DISTRIBUTOR           DEALERS
COMMISSIONS       CONCESSIONS
------------------------------
$388,214           $2,169,353

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. At November 30, 2001, the Fund had a capital loss carryforward of $49,862,779, of which $15,192,999 and $34,669,780 will expire in 2008 and 2009, respectively. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Permanent items identified during the year ended November 30, 2001 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ACCUMULATED NET
INVESTMENT              PAID-IN CAPITAL
LOSS INCREASE           DECREASE
---------------------------------------
$5,193,881                $(5,193,881)

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2001 are as follows:

                                                      PURCHASES            SALES
--------------------------------------------------------------------------------
                                                   $373,518,071     $306,467,126

As of November 30, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments based on cost for federal income tax purposes are as follows:

                                       GROSS              GROSS              NET
                                  UNREALIZED         UNREALIZED       UNREALIZED
TAX COST                        APPRECIATION       DEPRECIATION     APPRECIATION
--------------------------------------------------------------------------------
$319,992,505                     $36,118,853       $(26,100,962)    $10,017,891

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as deferred losses on wash sales.

6.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett Family of Funds based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fee on the Statement of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Directors. Refer to note 10 for basic information about Company Directors.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

8.   LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.085%. At November 30, 2001 there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the period.

9.   SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 150 million shares of $0.001 par value capital stock designated as follows: 50 million Class A shares; 30 million Class B shares, 20 million Class C shares, 20 million Class P shares and 30 million Class Y shares.

                                                                   YEAR ENDED                            YEAR ENDED
                                                            NOVEMBER 30, 2001                     NOVEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        SHARES           AMOUNT           SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                        8,266,669     $152,386,761        8,582,469         $185,262,116
Reinvestment of distributions                              -                -           24,829              488,885
Shares reacquired                                 (5,178,505)     (95,688,049)      (1,602,906)         (34,059,822)
--------------------------------------------------------------------------------------------------------------------
Increase                                           3,088,164      $56,698,712        7,004,392         $151,691,179
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------
Shares sold                                        1,369,490      $25,058,018        3,364,621          $72,983,458
Reinvestment of distributions                              -                -            6,306              123,464
Shares reacquired                                   (763,329)     (13,821,378)        (496,430)         (10,566,610)
--------------------------------------------------------------------------------------------------------------------
Increase                                             606,161      $11,236,640        2,874,497          $62,540,312
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
Shares sold                                        1,137,005      $20,854,058        2,490,662          $53,405,245
Reinvestment of distributions                              -                -            4,784               93,568
Shares reacquired                                   (712,066)     (12,969,709)        (323,051)          (6,755,046)
--------------------------------------------------------------------------------------------------------------------
Increase                                             424,939       $7,884,349        2,172,395          $46,743,767
--------------------------------------------------------------------------------------------------------------------
                                                                                                        PERIOD ENDED
CLASS P SHARES                                                                                    NOVEMBER 30, 2000*
--------------------------------------------------------------------------------------------------------------------
Shares sold                                           49,865         $992,563            2,274               $48,762
Reinvestment of distributions                              -                -                -                 -
Shares reacquired                                    (35,352)        (674,563)             (16)                 (360)
--------------------------------------------------------------------------------------------------------------------
Increase                                              14,513         $318,000            2,258               $48,402
--------------------------------------------------------------------------------------------------------------------
                                                                                                          YEAR ENDED
CLASS Y SHARES                                                                                     NOVEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------
Shares sold                                            6.098             $101                -                     -
Reinvestment of distributions                              -                -            1.802                   $36
Shares reacquired                                     (6.098)            (101)         (45.998)               (1,000)
--------------------------------------------------------------------------------------------------------------------
Decrease                                                   -                -          (44.196)               $(964)
--------------------------------------------------------------------------------------------------------------------

*For the period August 15, 2000 to November 30, 2000.

10.  BASIC INFORMATION ABOUT FUND DIRECTORS (UNAUDITED)

The Company's Board of Directors is responsible for the management of the business and affairs of the Fund.

The following Director is the managing partner of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of the fourteen Lord Abbett-sponsored funds consisting of 43 portfolios or series.

*ROBERT S. DOW, CHAIRMAN AND PRESIDENT since 1996
Date of Birth: 3/8/1945
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors are also directors or trustees of the fourteen Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, Director since 1994
Date of Birth: 8/22/1941
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. 1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as a director of Crane Co. and Huttig Building Products Inc.

WILLIAM H.T. BUSH, Director since 1998
Date of Birth: 7/14/1938
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc.

ROBERT B. CALHOUN, JR., Director since 1998
Date of Birth: 10/25/1942
Monitor Clipper Partners
Two Canal Park
Cambridge, Massachusetts

Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp., both private equity investment funds (since
1990). Currently serves as director of Avondale, Inc., Avondale Mills, Inc., IGI/Earth Color, Inc., and Interstate Bakeries Corp.

STEWART S. DIXON, Director since 1976
Date of Birth: 11/5/1930
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive, Suite 2800
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967).

FRANKLIN W. HOBBS, Director since 2000
Date of Birth: 7/30/1947
Houlihan Lokey Howard & Zukin
685 Third Ave.
New York, New York

Chief Executive Officer of Houlihan Lokey Howard & Zukin (since 2002). Chairman of Warburg Dillon Read (1999 - 2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD, Director since 1988
Date of Birth: 5/19/1933
415 Round Hill Road
Greenwich, Connecticut

Retired - Special Projects Consulting (since 1992). Formerly officer of Stouffers/Nestle (1955 - 1991) Chief Executive Officer & President of Nestle Foods (1983 - 1991). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Seix Fund, Inc. Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett.

THOMAS J. NEFF, Director since 1982
Date of Birth: 10/2/1937
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc.



Please call 1-888-522-2388 for Statement of Additional Information (SAI) about more information on the fund's directors that is available free upon request.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
LORD ABBETT RESEARCH FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund (the "Fund") as of November 30, 2001, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


NEW YORK, NEW YORK
JANUARY 24, 2002

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LORD ABBETT [LOGO]



Lord Abbett Research Fund, Inc.
Lord Abbett Growth Opportunities Fund


Lord Abbett Mutual Fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973


LAGOF-2-1101
(1/02)